Exhibit 99.2 SECOND QUARTER 2020 SUPPLEMENTAL EARNINGS INFORMATION dril-quip.com | NYSE: DRQExhibit 99.2 SECOND QUARTER 2020 SUPPLEMENTAL EARNINGS INFORMATION dril-quip.com | NYSE: DRQ

CAUTIONARY STATEMENT Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include the effects of the COVID-19 pandemic, and the effects of actions taken by third parties including, but not limited to, governmental authorities, customers, contractors and suppliers, in response to the COVID-19 pandemic, goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, EBITDA, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures. These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation. 1CAUTIONARY STATEMENT Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include the effects of the COVID-19 pandemic, and the effects of actions taken by third parties including, but not limited to, governmental authorities, customers, contractors and suppliers, in response to the COVID-19 pandemic, goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, EBITDA, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures. These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation. 1

Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative Products & First-class Service DRIL-QUIP Strong Financial Position INVESTMENT HIGHLIGHTS Historically Superior Margins to Peers Results Driven Management Team 2Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative Products & First-class Service DRIL-QUIP Strong Financial Position INVESTMENT HIGHLIGHTS Historically Superior Margins to Peers Results Driven Management Team 2

PRODUCTS & SERVICES Product & Service Revenue Segments* Q4 ‘19 Q1 ‘20 Q2 ’20 58% 54% 53% SUBSEA EQUIPMENT 30% 30% 27% SURFACE EQUIPMENT 9% 9% 6% 5% 4% 4% 4% 3% 3% Subsea Aftermarket* Downhole Tools Surface Offshore Rig DOWNHOLE TOOLS Geographic Revenue Segments Q4 ’19 Q1 ’20 Q2 ’20 60% 59% 58% OFFSHORE RIG EQUIPMENT 26% 25% 22% 19% 17% AFTERMARKET SERVICES 14% Western Hemisphere Eastern Hemisphere Asia Pacific *Aftermarket revenue includes both Services and Leasing revenue 3PRODUCTS & SERVICES Product & Service Revenue Segments* Q4 ‘19 Q1 ‘20 Q2 ’20 58% 54% 53% SUBSEA EQUIPMENT 30% 30% 27% SURFACE EQUIPMENT 9% 9% 6% 5% 4% 4% 4% 3% 3% Subsea Aftermarket* Downhole Tools Surface Offshore Rig DOWNHOLE TOOLS Geographic Revenue Segments Q4 ’19 Q1 ’20 Q2 ’20 60% 59% 58% OFFSHORE RIG EQUIPMENT 26% 25% 22% 19% 17% AFTERMARKET SERVICES 14% Western Hemisphere Eastern Hemisphere Asia Pacific *Aftermarket revenue includes both Services and Leasing revenue 3

GLOBAL MARKET ENVIRONMENT $ Bn Average 2020 Capex Cut by Customer Type Subsea Equipment Market Demand $13.2 $14 -25% -25% $12 -36% -37% $10 $9.0 Independents NOCs Majors $8.1 $7.6 $8 $6.9 -30% -28% $8.4 • Subsea equipment market demand $6 $6.8 outlook remains depressed, but new and $6.3 $5.8 differentiated offerings present $4 opportunity to gain market share • 2020 brought more extensive capex cuts $2 for independent E&P companies leading to Feb Outlook Jun Outlook increased delays and deferrals $0 2019 2020F 2021F 2022F 2023F Source: Rystad Energy, Wood Mackenzie, McKinsey Energy Insights, & DRQ Internal Estimates as of June 2020 4GLOBAL MARKET ENVIRONMENT $ Bn Average 2020 Capex Cut by Customer Type Subsea Equipment Market Demand $13.2 $14 -25% -25% $12 -36% -37% $10 $9.0 Independents NOCs Majors $8.1 $7.6 $8 $6.9 -30% -28% $8.4 • Subsea equipment market demand $6 $6.8 outlook remains depressed, but new and $6.3 $5.8 differentiated offerings present $4 opportunity to gain market share • 2020 brought more extensive capex cuts $2 for independent E&P companies leading to Feb Outlook Jun Outlook increased delays and deferrals $0 2019 2020F 2021F 2022F 2023F Source: Rystad Energy, Wood Mackenzie, McKinsey Energy Insights, & DRQ Internal Estimates as of June 2020 4

Financial Performance



Quarterly
(USD$ millions)
Revenue
$104
+4%
$108
0%
$108
-11%
$96
-6%
$90
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
A. EBITDA
$13
+13%
$15
+5%
$16
-60%
$10
$4
$6
-2%
$10
$4
$6
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Estimated cost impact of reduced production output and service delays from COVID-19

- Revenue declined sequentially due to disruptions to operations and market activity declines
- Adjusted EBITDA margins were flat sequentially due to improved product mix and higher service revenue in the Western Hemisphere
- Estimated ~$10 million impact to revenue and ~$4 million to adjusted EBITDA due to COVID-19 related reduced production output and service delays in Q2 2020

COVID-19 related impacts still being felt in Q2 2020

Note: Sum of components may not foot due to rounding. Adjusted EBITDA is a non-GAAP measure.
See appendix for reconciliation to GAAP measure.

5

DRIL-QUIP

Q2 2020 HIGHLIGHTS • Generated $90.4 million of revenue on lower product volumes and leasing revenues, reflecting the continued impacts of the COVID-19 pandemic on global operations; • Reported second quarter net loss of $14.1 million, or $0.40 per share, an improvement of $5.6 million, or $0.15 per share, from the first quarter of 2020; • Recorded adjusted EBITDA of $6.0 million, or 6.7% of revenue; • Improved sequential net cash provided by operating activities by $24.3 million to $3.0 million increasing cash position to $345.8 million; • Completed approximately $11.5 million of previously announced annualized cost saving actions, with additional savings expected to be captured in the second half of 2020; • Selling, general and administrative expense declined $1.3 million in the second quarter compared to the first quarter of 2020; • Announced strategic collaboration agreement with Proserv for the development and manufacturing of subsea controls Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. 6Q2 2020 HIGHLIGHTS • Generated $90.4 million of revenue on lower product volumes and leasing revenues, reflecting the continued impacts of the COVID-19 pandemic on global operations; • Reported second quarter net loss of $14.1 million, or $0.40 per share, an improvement of $5.6 million, or $0.15 per share, from the first quarter of 2020; • Recorded adjusted EBITDA of $6.0 million, or 6.7% of revenue; • Improved sequential net cash provided by operating activities by $24.3 million to $3.0 million increasing cash position to $345.8 million; • Completed approximately $11.5 million of previously announced annualized cost saving actions, with additional savings expected to be captured in the second half of 2020; • Selling, general and administrative expense declined $1.3 million in the second quarter compared to the first quarter of 2020; • Announced strategic collaboration agreement with Proserv for the development and manufacturing of subsea controls Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. 6

2020 TRANSFORMATION UPDATE Expected Operational Transformation Cumulative Annualized Cost Savings ($M) $20.5 $20.5 • Western Hemisphere and Asia Pacific workforce adjustments Executed in Q2 2020 completed in Q2 2020 $9.0 • Aberdeen manufacturing transition underway in second half of 2020 $11.5 • Subsea controls exit through Proserv collaboration • Actions taken in Q2 2020 $11.5 represented $11.5 million in annualized savings Q3 ’20 Q4 ’20 2021 Run-Rate 2020 Transformation on Track to Deliver $20 Million in Annualized Savings 72020 TRANSFORMATION UPDATE Expected Operational Transformation Cumulative Annualized Cost Savings ($M) $20.5 $20.5 • Western Hemisphere and Asia Pacific workforce adjustments Executed in Q2 2020 completed in Q2 2020 $9.0 • Aberdeen manufacturing transition underway in second half of 2020 $11.5 • Subsea controls exit through Proserv collaboration • Actions taken in Q2 2020 $11.5 represented $11.5 million in annualized savings Q3 ’20 Q4 ’20 2021 Run-Rate 2020 Transformation on Track to Deliver $20 Million in Annualized Savings 7

PROSERV COLLABORATION AGREEMENT • Ability to offer customers a broader selection of technology-leading controls with Dril-Quip subsea trees • Avoids investing an estimated $8 to $10 million in research and development costs and other associated expense, per year, over a three year period to bring a comparable best-in-class controls offering to market • Aligns with further transformation strategy to partner, “warm stack” or exit product lines requiring extensive investment to improve competitive position • Allows for the pursuit of joint marketing and collaboration efforts with new or underserved customers and markets • Proserv will assume service and support of existing subsea controls customer base from Dril-Quip Differentiated SPS + = Offering Controls Subsea Trees 8PROSERV COLLABORATION AGREEMENT • Ability to offer customers a broader selection of technology-leading controls with Dril-Quip subsea trees • Avoids investing an estimated $8 to $10 million in research and development costs and other associated expense, per year, over a three year period to bring a comparable best-in-class controls offering to market • Aligns with further transformation strategy to partner, “warm stack” or exit product lines requiring extensive investment to improve competitive position • Allows for the pursuit of joint marketing and collaboration efforts with new or underserved customers and markets • Proserv will assume service and support of existing subsea controls customer base from Dril-Quip Differentiated SPS + = Offering Controls Subsea Trees 8

COMMERCIAL UPDATE Historical Backlog Trends ($M) • Backlog of $238 million as of 6/30/2020 $270 $273 $238 after recording $40.5 million of product $207 bookings in Q2 2020 • Bookings expected to increase Backlog sequentially and to be approximately $200 million in total for the full year 2020 YE 2017 YE 2018 YE 2019 Q2 2020 • Visibility into timing of new orders Estimated Backlog Conversion to Revenue as of Q2 ‘20 remains challenging as customers look for commodity price and economic 2021 20% stability • Booking green shoots in Eastern 2020 80% Hemisphere and with nationally owned or large integrated oil companies 9COMMERCIAL UPDATE Historical Backlog Trends ($M) • Backlog of $238 million as of 6/30/2020 $270 $273 $238 after recording $40.5 million of product $207 bookings in Q2 2020 • Bookings expected to increase Backlog sequentially and to be approximately $200 million in total for the full year 2020 YE 2017 YE 2018 YE 2019 Q2 2020 • Visibility into timing of new orders Estimated Backlog Conversion to Revenue as of Q2 ‘20 remains challenging as customers look for commodity price and economic 2021 20% stability • Booking green shoots in Eastern 2020 80% Hemisphere and with nationally owned or large integrated oil companies 9

Technology Update - Virtual OTC Exhibition

- Held more than 50 online presentations on the Dril-Quip "e Series" product line and the 2020 award winning VXTe Vertical Subsea Tree System
- More than 593 customer representatives from 37 different companies attended a session during the months of May and June
- Led to numerous in bound inquiries on "e Series" and VXTe technologies – exploring alternative ways to monetize VXTe and improve market penetration



BigBore II*e* Wellhead

Spotlight on new Technology 2017



DX*e* Wellhead Connector

Spotlight on new Technology 2017



XPak D*e*

Spotlight on new Technology 2019



VXT*e* Vertical Subsea Tree System

Spotlight on new Technology 2020

10

DRIL-QUIP

CAPITAL ALLOCATION PRIORITIES Daily Operations • $100M - $150M required to support daily operations with plans to lower range Cash Flow Generation • Continue collection efforts, supplier negotiations and inventory management • Limit share repurchase amounts to annual free cash flow R&D • Re-prioritizing R&D projects to focus on ready to commercialize “Quick Wins” • Reduced or deferred $10 million total of R&D spending Monitor Strategic Acquisitions • Evaluate targets or partnerships that complement offering with a focus on technology Capital Expenditures / Divestitures • 2020 CAPEX to be primarily maintenance capex of $10M - $15M, flat year-over-year • Optimize operational footprint with strategic facility sales Managing toward Positive Free Cash Flow and Cash Neutrality Year-over-Year in 2020 11CAPITAL ALLOCATION PRIORITIES Daily Operations • $100M - $150M required to support daily operations with plans to lower range Cash Flow Generation • Continue collection efforts, supplier negotiations and inventory management • Limit share repurchase amounts to annual free cash flow R&D • Re-prioritizing R&D projects to focus on ready to commercialize “Quick Wins” • Reduced or deferred $10 million total of R&D spending Monitor Strategic Acquisitions • Evaluate targets or partnerships that complement offering with a focus on technology Capital Expenditures / Divestitures • 2020 CAPEX to be primarily maintenance capex of $10M - $15M, flat year-over-year • Optimize operational footprint with strategic facility sales Managing toward Positive Free Cash Flow and Cash Neutrality Year-over-Year in 2020 11

OPTIMIZING OPERATIONAL FOOTPRINT Executed Sales from Start of Transformation to YTD 2020 • Six facilities sold for a total of approximately $7.8M Potential Additional Sales in 2020 Currently Listed Singapore • Four facilities currently for sale with estimated value of $15 to $17 million Facilities sold Facilities for sale Taking steps to further consolidate footprint to improve operational efficiency 12OPTIMIZING OPERATIONAL FOOTPRINT Executed Sales from Start of Transformation to YTD 2020 • Six facilities sold for a total of approximately $7.8M Potential Additional Sales in 2020 Currently Listed Singapore • Four facilities currently for sale with estimated value of $15 to $17 million Facilities sold Facilities for sale Taking steps to further consolidate footprint to improve operational efficiency 12

APPENDIX dril-quip.com | NYSE: DRQAPPENDIX dril-quip.com | NYSE: DRQ

MARKET PERFORMANCE MARKET INFORMATION Ticker NYSE: DRQ Share Price (at close: 7/29/20) $36.05 52-Week Range $23.91 - $56.71 Performance: DRQ OSX SPX Since Q1 Filing (5/7/20) 35% 32% 13% Year-to-Date -23% -52% 1% Balance Sheet Strength and Backlog Supporting Share Price Relative to OSX Source: FactSet, Market data as of 7/29/2020 14MARKET PERFORMANCE MARKET INFORMATION Ticker NYSE: DRQ Share Price (at close: 7/29/20) $36.05 52-Week Range $23.91 - $56.71 Performance: DRQ OSX SPX Since Q1 Filing (5/7/20) 35% 32% 13% Year-to-Date -23% -52% 1% Balance Sheet Strength and Backlog Supporting Share Price Relative to OSX Source: FactSet, Market data as of 7/29/2020 14

INCOME STATEMENT

Dril-Quip, Inc.
Comparative Condensed Consolidated Income Statement
(Unaudited)

	Three months ended		
	June 30, 2020	March 31, 2020	June 30, 2019
	(In thousands, except per share data)		
Revenues:			
Products	$ 63,133	$ 67,558	$ 77,233
Services	20,750	18,814	16,575
Leasing	6,563	9,626	10,000
Total revenues	90,446	95,998	103,808
Costs and expenses:			
Cost of sales	66,937	71,414	73,867
Selling, general and administrative	23,331	24,658	23,068
Engineering and product development	5,364	5,525	5,157
Impairment	-	7,719	-
Restructuring and other charges	1,587	32,713	1,019
Gain on sale of assets	(85)	(467)	(1,190)
Foreign currency transaction (gains) and losses	817	(3,242)	(233)
Total costs and expenses	97,951	138,320	101,688
Operating income (loss)	(7,505)	(42,322)	2,120
Interest income	653	1,206	2,680
Interest expense	(209)	(191)	-
Income tax provision (benefit)	7,081	(21,609)	3,119
Net income (loss)	$ (14,142)	$ (19,698)	$ 1,681
Earnings (loss) per share			
Basic	$ (0.40)	$ (0.55)	$ 0.05
Diluted	$ (0.40)	$ (0.55)	$ 0.05
Depreciation and amortization	$ 7,940	$ 8,873	$ 8,495
Capital expenditures	$ 4,131	$ 4,187	$ 1,071
Weighted Average Shares Outstanding			
Basic	35,023	35,695	35,967
Diluted	35,023	35,695	36,210

15

DRIL-QUIP

BALANCE SHEET Dril-Quip, Inc. Comparative Condensed Consolidated Balance Sheets (Unaudited) June 30, 2020 December 31, 2019 (In thousands) Assets: Cash and cash equivalents $ 345,808 $ 398,946 Other current assets 502,404 481,543 PP&E, net 243,796 258,497 Other assets 55,683 67,579 Total assets $ 1,147,691 $ 1,206,565 Liabilities and Equity: Current liabilities $ 113,711 $ 96,940 Deferred Income taxes 3,609 4,150 Other long-term liabilities 14,984 14,774 Total liabilities 132,304 115,864 Total stockholders equity 1,015,387 1,090,701 Total liabilities and equity $ 1,147,691 $ 1,206,565 16BALANCE SHEET Dril-Quip, Inc. Comparative Condensed Consolidated Balance Sheets (Unaudited) June 30, 2020 December 31, 2019 (In thousands) Assets: Cash and cash equivalents $ 345,808 $ 398,946 Other current assets 502,404 481,543 PP&E, net 243,796 258,497 Other assets 55,683 67,579 Total assets $ 1,147,691 $ 1,206,565 Liabilities and Equity: Current liabilities $ 113,711 $ 96,940 Deferred Income taxes 3,609 4,150 Other long-term liabilities 14,984 14,774 Total liabilities 132,304 115,864 Total stockholders equity 1,015,387 1,090,701 Total liabilities and equity $ 1,147,691 $ 1,206,565 16

NON-GAAP FINANCIAL MEASURES Dril-Quip, Inc. Reconciliation of Net Income (Loss) to Adjusted Net Income and Adjusted Diluted Earnings per Share Adjusted Net Income and EPS: Three months ended June 30, 2020 March 31, 2020 June 30, 2019 Impact on Impact on Impact on Effect on diluted Effect on diluted Effect on diluted net income earnings net income earnings net income earnings (after-tax) per share (after-tax) per share (after-tax) per share (In thousands, except per share amounts) Net income (loss) $ (14,142) $ (0.40) $ (19,698) $ (0.55) $ 1,681 $ 0.05 Adjustments (after tax): Reverse the effect of foreign currency 646 0.02 (2,561) (0.07) (184) (0.01) Add back impairment and other charges - - 6 ,098 0.17 - - Restructuring costs, including severance 1,254 0.04 25,843 0.72 8 05 0.02 Gain on sale of assets (67) - (369) (0.01) (940) (0.03) Adjusted net income (loss) $ (12,309) $ (0.34) $ 9 ,313 $ 0.26 $ 1 ,362 $ 0.03 17NON-GAAP FINANCIAL MEASURES Dril-Quip, Inc. Reconciliation of Net Income (Loss) to Adjusted Net Income and Adjusted Diluted Earnings per Share Adjusted Net Income and EPS: Three months ended June 30, 2020 March 31, 2020 June 30, 2019 Impact on Impact on Impact on Effect on diluted Effect on diluted Effect on diluted net income earnings net income earnings net income earnings (after-tax) per share (after-tax) per share (after-tax) per share (In thousands, except per share amounts) Net income (loss) $ (14,142) $ (0.40) $ (19,698) $ (0.55) $ 1,681 $ 0.05 Adjustments (after tax): Reverse the effect of foreign currency 646 0.02 (2,561) (0.07) (184) (0.01) Add back impairment and other charges - - 6 ,098 0.17 - - Restructuring costs, including severance 1,254 0.04 25,843 0.72 8 05 0.02 Gain on sale of assets (67) - (369) (0.01) (940) (0.03) Adjusted net income (loss) $ (12,309) $ (0.34) $ 9 ,313 $ 0.26 $ 1 ,362 $ 0.03 17

NON-GAAP FINANCIAL MEASURES Dril-Quip, Inc. Reconciliation of Net Income (Loss) to Adjusted EBITDA Adjusted EBITDA: Three months ended June 30, 2020 March 31, 2020 June 30, 2019 (In thousands) Net income (loss) $ (14,142) $ (19,698) $ 1 ,681 Add: Interest income, net (444) (1,015) (2,680) Income tax expense (benefit) 7 ,081 (21,609) 3 ,119 Depreciation and amortization expense 7 ,940 8,873 8,495 Impairments - 7,719 - Restructuring costs, including severance 1 ,587 32,713 1 ,019 Gain on sale of assets (85) (467) (1,190) Foreign currency loss (gain) 8 17 (3,242) (233) Stock compensation expense 3, 282 3,176 3,221 Adjusted EBITDA $ 6 ,036 $ 6,450 $ 1 3,432 18NON-GAAP FINANCIAL MEASURES Dril-Quip, Inc. Reconciliation of Net Income (Loss) to Adjusted EBITDA Adjusted EBITDA: Three months ended June 30, 2020 March 31, 2020 June 30, 2019 (In thousands) Net income (loss) $ (14,142) $ (19,698) $ 1 ,681 Add: Interest income, net (444) (1,015) (2,680) Income tax expense (benefit) 7 ,081 (21,609) 3 ,119 Depreciation and amortization expense 7 ,940 8,873 8,495 Impairments - 7,719 - Restructuring costs, including severance 1 ,587 32,713 1 ,019 Gain on sale of assets (85) (467) (1,190) Foreign currency loss (gain) 8 17 (3,242) (233) Stock compensation expense 3, 282 3,176 3,221 Adjusted EBITDA $ 6 ,036 $ 6,450 $ 1 3,432 18

NON-GAAP FINANCIAL MEASURES Dril-Quip, Inc. Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Free Cash Flow: Three months ended June 30, 2020 March 31, 2020 June 30, 2019 (In thousands) Net cash provided (used) by operating activities $ 3,046 $ (21,237) $ 9,812 Less: Purchase of property, plant and equipment (4,131) (4,187) (1,071) Free cash flow $ (1,085) $ (25,424) $ 8,741 19NON-GAAP FINANCIAL MEASURES Dril-Quip, Inc. Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Free Cash Flow: Three months ended June 30, 2020 March 31, 2020 June 30, 2019 (In thousands) Net cash provided (used) by operating activities $ 3,046 $ (21,237) $ 9,812 Less: Purchase of property, plant and equipment (4,131) (4,187) (1,071) Free cash flow $ (1,085) $ (25,424) $ 8,741 19

KEYS TO EXECUTION OF PLAN Manufacturing Capacity Consolidation • Reallocate manufacturing equipment and personnel to improve plant utilization • Lease, mothball or divest excess capacity, as necessary, to align with long-term outlook Capital Expenditure and Discretionary Spend Discipline • Eliminated bonus compensation and merit increases for 2020 • Reduce capital purchases to maintenance levels that ensure customer demand is met Reprioritize & Right‐Size Organization • Assess alternative methods for monetizing certain differentiated technologies • Rationalize spending to focus on highest return projects in current environment • Streamline commercial function for maximum customer engagement Targeting Positive Free Cash Flow for the Full Year 2020 20KEYS TO EXECUTION OF PLAN Manufacturing Capacity Consolidation • Reallocate manufacturing equipment and personnel to improve plant utilization • Lease, mothball or divest excess capacity, as necessary, to align with long-term outlook Capital Expenditure and Discretionary Spend Discipline • Eliminated bonus compensation and merit increases for 2020 • Reduce capital purchases to maintenance levels that ensure customer demand is met Reprioritize & Right‐Size Organization • Assess alternative methods for monetizing certain differentiated technologies • Rationalize spending to focus on highest return projects in current environment • Streamline commercial function for maximum customer engagement Targeting Positive Free Cash Flow for the Full Year 2020 20

QUARTERLY CAPITAL EXPENDITURES $ Millions $15 $12-$15 $2 $11 $1 $3 $10 $4 $7 $4-$7 $5 $4 $4 $1 $2 $4-$7 $2 $1 $3 $2 $2 $1 $0 FY 2019 Q1 2020 Q2 2020 2H 2020E FY 2020E Facilities Rental Tools Mach. & Equip. Other Estimated Capex Annual Maintenance Capex ~$10 - $15 million Note: Sum of components may not foot due to rounding. 21QUARTERLY CAPITAL EXPENDITURES $ Millions $15 $12-$15 $2 $11 $1 $3 $10 $4 $7 $4-$7 $5 $4 $4 $1 $2 $4-$7 $2 $1 $3 $2 $2 $1 $0 FY 2019 Q1 2020 Q2 2020 2H 2020E FY 2020E Facilities Rental Tools Mach. & Equip. Other Estimated Capex Annual Maintenance Capex ~$10 - $15 million Note: Sum of components may not foot due to rounding. 21

FINANCIAL METRIC DEFINITIONS • Market Capitalization = Share Price x Total Shares Outstanding • Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents • Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities • Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding • Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding • Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding • Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity) 22FINANCIAL METRIC DEFINITIONS • Market Capitalization = Share Price x Total Shares Outstanding • Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents • Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities • Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding • Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding • Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding • Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity) 22